UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Sec. §240.14a-12

Stratton Multi-Cap Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STRATTON MUTUAL FUNDS

Stratton Multi-Cap Fund, Inc.

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.—Stratton Small-Cap Value Fund

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, Pennsylvania 19462-1050

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 15, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that a JOINT SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of Stratton Multi-Cap Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc. and Stratton Small-Cap Value Fund, a series of The Stratton Funds, Inc. (each a “Fund” and collectively, the “Funds”) will be held on January 15, 2009 at 8:00 a.m., Eastern Time, at the offices of the Funds’ investment advisor, Stratton Management Company (the “Advisor”), at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050. The Special Meeting is being held to consider and vote on the following proposals:

1. To elect eight (8) Directors of each Fund; and

2. To transact such other business as may properly come before the Special Meeting, or any adjournments thereof.

Shareholders of record of the Funds at the close of business on November 21, 2008 (the “Record Date”), are entitled to notice of, and to vote on, the proposals at the Special Meeting or any adjournment thereof.

Shareholders are invited to attend in person. If you plan to attend the Special Meeting, please so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote (1) by mail by completing, signing, and returning the enclosed proxy card in the envelope provided; (2) by telephone by calling the number provided on your proxy card and following the instructions on the recorded message; or (3) on the Internet by following the instructions printed on your proxy card. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meeting.

If you have any questions before you vote, please contact the Funds by calling toll-free 1-800-472-4266.

By Order of the Boards of Directors,

Patricia L. Sloan Secretary December 4, 2008

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 15, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors (collectively, the “Board” or “Directors”) of Stratton Multi-Cap Fund, Inc. (“SMCF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”), and Stratton Small-Cap Value Fund (“SSCV”), a series of The Stratton Funds, Inc. (each a “Fund” and, collectively, the “Funds”) for use at the Joint Special Meeting of Shareholders (the “Special Meeting”), and any adjournment thereof, of the Funds, to be held on January 15, 2009 at 8:00 a.m. Eastern Time, at the offices of Stratton Management Company, the Funds’ investment advisor (the “Advisor”), at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050.

This Proxy Statement and the accompanying Notice of Special Meeting and proxy card were filed with the Securities and Exchange Commission on December 4, 2008 and are expected to be mailed on or about December 11, 2008; the materials will be mailed to all shareholders of record as of the close of business on November 21, 2008 (the “Record Date”).

It is expected that the solicitation of proxies will be made primarily by mail and telephone. The Funds’ officers and PNC Proxy Services, a service contractor, may also solicit proxies by telephone, facsimile, Internet or personal interview. PNC Proxy Services will tabulate proxies. The Funds will bear all proxy solicitation costs. For additional information, see “OTHER INFORMATION—Solicitation of Proxies” below. All proxies solicited by the Board that are properly executed and received by the Funds’ Secretary before the Special Meeting will be voted at the Special Meeting in accordance with the shareholders’ instructions. Shareholders may also vote by telephone or Internet, as described below under “OTHER INFORMATION—Telephone and Internet Voting Instructions.” Any shareholder giving a proxy may revoke or change it at any time before it is exercised by: (1) submitting a written notice of revocation or a subsequently executed proxy to the Funds, (2) attending the Special Meeting and electing to vote in person, or (3) following the instructions on the proxy card for voting by telephone or Internet. If no instruction is given on a signed and returned proxy card, it will be voted “FOR” all proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Shareholders are entitled to vote the number of shares held on the Record Date. Each full share of a Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. On November 21, 2008, the Funds had shares outstanding that are entitled to vote at the Special Meeting as follows:

Fund	Shares Outstanding
SMCF	3,061,639
SMDS	3,768,233
SSCV	17,792,856

Each Fund is a separate legal entity and holders vote separately as shareholders of each Fund. The following table summarizes the proposals to be voted on by the shareholders of each Fund at the Special Meeting:

Proposal 1	Shareholders Solicited
• To elect eight Directors of SMCF	Shareholders of SMCF
• To elect eight Directors of SMDS	Shareholders of SMDS
• To elect eight Directors of SSCV	Shareholders of SSCV

The Funds also will transact such other business as may properly come before the Special Meeting, or any adjournment thereof.

Directors of SMDS and SSCV shall be elected by a plurality of the shares of such Funds present in person or by proxy at the Special Meeting provided a quorum is present, up to the number to be elected, and Directors of SMCF shall be elected by a majority of the shares of the Fund present in person or by proxy at the Special Meeting provided a quorum is present.

A quorum for each Fund shall consist of a majority of the shares issued, outstanding and entitled to vote represented in person or by proxy at the Special Meeting. If a proxy is properly executed and returned and is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the same effect as casting a vote against a proposal. Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as present for purposes of determining if a quorum is present, but as not entitled to vote and will have the effect of a vote against a proposal.

In the event that a quorum of the outstanding shares of each Fund is not represented at the Special Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose and vote for one or more adjournments of the Special Meeting to be held within a reasonable time after the date originally set for the Special Meeting, and further solicitation of proxies may be made without the necessity of further notice. The persons named as proxies will vote those proxies which instruct them to vote in favor of a proposal in favor of any such adjournment, and will vote those proxies which instruct them to vote against, or to abstain from voting on, a proposal against any such adjournment. Any such adjournment must be approved by a majority of the shares voting on the matter. A shareholder vote may be taken with respect to one or more of the Funds on one or more of the proposals in this Joint Proxy Statement prior to such adjournment if sufficient votes for their approval have been received.

The Board knows of no business, other than that specifically mentioned in the Notice of Special Meeting of Shareholders, that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the proxy holders will vote therein in accordance with their best judgment.

The Funds will furnish to shareholders upon request, without charge, copies of their most recent Annual Report to shareholders and their most recent Semi-Annual Report succeeding the Annual Report. Requests for such reports should be directed to the Funds, c/o PNC Global Investment Servicing, P.O. Box 9801, Providence, RI 02940, or by calling 1-800-634-5726. Such reports are not to be regarded as proxy soliciting material.

PROPOSAL 1

ELECTION OF DIRECTORS OF ALL FUNDS

The Board is proposing that shareholders approve the election of eight Directors. Proxies which do not contain specific instructions to the contrary will be voted in favor of the election of the nominees shown below to serve terms until each Fund’s next meeting of shareholders for the election of Directors and until their successors are elected and qualified. Seven of the nominees currently serve as Directors of the Funds, and if elected, each nominee will serve as provided in the preceding sentence or until his or her death, resignation, retirement or removal.

Each of the eight persons listed below has consented to be nominated and to serve, if elected, as Director. If any of the nominees are unavailable to serve as Director, the proxies will be voted for such other person(s) as the Board may choose or the size of the Board may be reduced accordingly. The Funds currently know of no reason why any of the nominees listed below will be unable to serve if elected. All of the nominees, except Lois Rothenberger and Bernard A. Francis Jr., were most recently elected as Directors of the Funds at the Special Meetings of Shareholders held on April 26, 2005. The Board appointed Ms. Rothenberger and Mr. Francis on February 27, 2008 and June 11, 2008, respectively. Mr. Zuber does not currently serve on the Board.

Information Regarding Director Nominees

The names and ages of the Director Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Except for James W. Stratton, no Director Nominee is expected to serve as an officer of the Funds. Unless otherwise indicated, the address of each Director Nominee for purposes of business relating to the Funds is c/o Stratton Management Company, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania, 19462-1050.

Name and Age	Position with the Funds	Length of Term Served, and Term of Office[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex[2] Overseen by Nominee (if elected)	Other Directorships Held
INTERESTED DIRECTOR NOMINEES*

Bernard A. Francis, Jr.[3] (58)	Director	Since 2008	Senior Vice President and Group Executive of Wealth Management of Susquehanna Bancshares, Inc.; Chairman of the Board and a Director of the Funds’ investment advisor, Stratton Management Company; President and Chief Executive Officer of Valley Forge Asset Management Corp.; Chief Investment Officer of Susquehanna Trust and Investment Co.; President of Brandywine Benefits Company, LLC and President and Chief Executive Officer of Widmann, Siff & Co., Inc.	Three	None

James W. Stratton[3] (71)	Chairman, Chief Executive Officer and Director	SMCF 1972 SMDS 1980 SSCV 1993	Chief Investment Officer and a Director of the Funds’ investment advisor, Stratton Management Company.	Three	Amerigas Propane Ltd. (energy) and UGI Corp., Inc. (utility- natural gas)

Name and Age	Position with the Funds	Length of Term Served, and Term of Office[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex[2] Overseen by Nominee (if elected)	Other Directorships Held
DISINTERESTED DIRECTOR NOMINEES**
John J. Lombard, Jr. (73)	Director	SMCF 1984 SMDS 1988 SSCV 1993	Special Counsel to the law firm of McCarter & English, LLP.	Three	None

Lois Rothenberger (57)	Director	Since 2008	Director of Finance of Meadowood Corporation, a non-profit retirement community.	Three	None

Frank Thomas (60)	Director	Since 2003	Attorney in private practice.	Three	None

H. Drake Williams, Jr. (68)	Director	Since 2005	Retired.	Three	None

Joel H. Wilson (59)	Director	Since 2005	Co-owner and Principal of Kennedy Tool & Die, Inc.	Three	None

Harold L. Zuber, Jr. (59)	Director Nominee	N/A	Private investor.	Three	None

*	Director nominees who are “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).
**	Director nominees who are not “interested persons” of the Funds as defined by the 1940 Act.
[1]

Each Director shall serve until the next annual meeting and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Any Director elected or appointed on or after June 17, 2003 will no longer be eligible to serve as a Director beginning on January 1 of the year following the year in which such Director attains age 72.

[2]	The “Fund Complex” consists of SMCF, SMDS and SSCV.
[3]

Mr. Stratton is an “interested person” of the Funds by reason of his positions with the Funds’ investment advisor, Stratton Management Company. Mr. Francis is considered to be an “interested person” of the Funds by reason of his positions with Susquehanna Bancshares Inc., the parent company of Stratton Management Company, which is the Funds’ investment advisor.

Board Committees and Nominations

Each Fund has a standing Audit Committee and a standing Valuation Committee. The Funds do not have separate compensation or nominating committees.

Audit Committee. The Audit Committee of each Fund consists of each Director who is not an “interested person” of the Fund (“Disinterested Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The current members of each Fund’s Audit Committee are Messrs. Lombard, Thomas, Williams and Wilson, and Ms. Rothenberger. If elected as a Director, Mr. Zuber is expected to be appointed to serve as an Audit Committee member.

Pursuant to the Audit Committee Charter, the Audit Committee assists the Board in its oversight of the Funds’ financial reporting processes. The Audit Committee meets with the Funds’ management and independent registered public accounting firm to review and discuss the Funds’ financial statements and the Funds’ systems of internal controls. The Audit Committee is responsible for the selection and engagement of the Funds’ independent registered public accounting firm, including evaluating such registered public accounting firm’s independence and pre-approving audit and non-audit services. In addition, the Audit Committee serves as each Fund’s Qualified Legal Compliance Committee. The Audit Committee held two meetings during the fiscal year ended December 31, 2007.

The Board has determined that it does not have an “audit committee financial expert” serving on its Audit Committee. While the Board believes that each of the members of the Audit Committee has sufficient knowledge of accounting principles and financial statements to serve on the Audit Committee, none has the requisite attributes to qualify as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission.

Valuation Committee. Each Fund has a Valuation Committee comprised of all of the Fund’s Directors. The Valuation Committee has oversight responsibilities for, among other things, determining and monitoring the fair value of portfolio securities. No meetings of the Valuation Committee were held during the fiscal year ended December 31, 2007.

Nominations and Compensation. The Funds do not have standing nominating or compensation committees. The Disinterested Directors are responsible for selecting and nominating other Disinterested Directors. In addition, all Directors participate in consideration of director nominees and in the determination of the Disinterested Directors’ compensation. Because all Directors have an opportunity to consider director nominees and the Disinterested Directors’ compensation, the Board does not believe it is necessary to have standing nominating or compensation committees. The Board has not adopted a formal process for identifying and evaluating nominees, and does not generally consider nominees recommended by shareholders. Mr. Zuber, the director nominee who is not currently serving as a Director, was recommended to the Board for consideration by Mr. Stratton. The Board does not have specific, minimum qualifications for nominees and has not established formal specific qualities or skills that it regards as necessary for Directors to possess (other than any qualities or skills that may be required by applicable law). However, in identifying and evaluating nominees, the Directors consider factors they deem relevant, which may include: whether the person is an “interested person” as defined under the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Funds’ Board; whether the person has any relationships that may impair his or her independence, such as any business, financial or family relationships with the Funds’ management, the investment advisor of the Funds, the Funds’ service providers or their affiliates; whether the person is willing to serve, and willing and able to commit the time necessary for the performance of duties of a Director of the Funds; and the contribution which the person can make to the Board and the Funds, with consideration being given to the person’s business acumen, professional experience, education and such other factors as the Board may consider relevant.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103-2108 serves as the independent registered public accounting firm to the Funds. The Funds do not expect any representatives of Tait, Weller & Baker LLP to be present at the Special Meeting.

Independent Registered Public Accounting Firm’s Fees

The following paragraphs include information about the aggregate fees paid to the Funds’ independent registered public accounting firm for the two most recent fiscal years.

Audit Fees

Audit Fees are fees related to professional services rendered by the independent registered public accounting firm for the audit of the Funds’ annual financial statements or other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Aggregate Audit Fees billed to the Funds by the independent registered public accounting firm for the fiscal years ended December 31, 2007 and December 31, 2006 were $79,200 and $75,500, respectively, and were allocated to the Funds as follows:

	2007	2006
SMCF	$23,400	$23,500
SMDS	$28,400	$28,500
SSCV	$27,400	$23,500

Audit-Related Fees

Audit-Related Fees are fees for assurance and related services normally provided by the independent registered public accounting firm that are reasonably related to the performance of the audit of the Funds’ financial statements that are not included in “Audit Fees” above. There were no such fees for the Funds for the fiscal years ended December 31, 2007 and December 31, 2006.

Tax Fees

Tax Fees are fees associated with tax compliance, tax advice and tax planning. Tax Fees in fiscal years 2007 and 2006 were primarily for the preparation of federal and state income tax returns, and excise tax return, and the review of the distribution requirements for excise tax purposes. Aggregate Tax Fees billed to the Funds by the independent registered public accounting firm for the fiscal years ended December 31, 2007 and December 31, 2006 were $7,800 and $7,500, respectively, and were allocated to the Funds as follows:

	2007	2006
SMCF	$2,600	$2,500
SMDS	$2,600	$2,500
SSCV	$2,600	$2,500

All of the Tax Fees described here were pre-approved by the Funds’ Audit Committee.

All Other Fees

All Other Fees are fees for products and services provided by the independent registered public accounting firm, other than the services reported above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees.” There were no such fees for the Funds for the fiscal years ended December 31, 2007 and December 31, 2006.

Pre-approval of Other Services

In accordance with applicable legal requirements, the Funds’ Audit Committees will pre-approve (i) all audit and non-audit services (including audit-related, tax and all other) provided by the Funds’ independent registered public accounting firm to the Funds, and (ii) all non-audit services provided by the Funds’ independent registered public accounting firm to the Funds’ Advisor or any control affiliate of the Advisor that relate directly to the Funds’ operations and financial reporting. A “control affiliate” is an entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds, and the term “Advisor” is deemed to exclude any unaffiliated sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor. The Advisor and control affiliates are collectively referred to as “Advisor Entities.”

Unless a type of service has received general pre-approval, it requires specific pre-approval by an Audit Committee if it is to be provided by the independent registered public accounting firm. The Funds’ Audit Committee Charter does not delegate an Audit Committee’s responsibilities to pre-approve services performed by the independent registered public accounting firm to Fund management.

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no “Audit-Related Fees”, “Tax Fees” or “All Other Fees” that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no “Audit-Related Fees”, “Tax Fees” and “All Other Fees” required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the “de minimis” exception.

Remuneration of Directors

The Directors of the Funds who are also officers or employees of the Advisor or its parent (currently, Messers. Stratton and Francis) receive no direct compensation from the Funds for services as Directors of the Funds. The Directors of the Funds serve in the same capacity for each Fund and met concurrently five times in the fiscal year ended December 31, 2007. In the aggregate, each Disinterested Director for the fiscal year ended December 31, 2007 received $2,000 for each meeting attended and an annual retainer of $8,000. These fees are divided on a percentage basis among the funds based on their relative net assets as of the meeting date. The Directors anticipate that they will have met five times in the fiscal year ending December 31, 2008.

For the fiscal year ended December 31, 2007, the following table shows aggregate compensation paid to the Disinterested Directors by the Funds and total compensation from all investment companies for which the Advisor or an affiliated person of the Advisor serves as investment advisor. No officer received compensation from the Funds in excess of $60,000 for the fiscal year ended December 31, 2007.

Name of Director	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Retirement Benefits Upon Retirement	Total Compensation from Funds and Fund Complex*
DIRECTORS
John J. Lombard, Jr.		None	None	$18,000
SMCF	$1,714.17
SMDS	$2,381.68
SSCV	$13,904.15

Lois Rothenberger[1]		None	None	$0
SMCF	$0
SMDS	$0
SSCV	$0

Frank Thomas		None	None	$18,000
SMCF	$1,714.17
SMDS	$2,381.68
SSCV	$13,904.15

H. Drake Williams, Jr.		None	None	$18,000
SMCF	$1,714.17
SMDS	$2,381.68
SSCV	$13,904.15

Joel H. Wilson		None	None	$18,000
SMCF	$1,714.17
SMDS	$2,381.68
SSCV	$13,904.15

*	The “Fund Complex” consists of SMCF, SMDS and SSCV.
[1]	Ms. Rothenberger did not serve on the Board of Directors until April 1, 2008.

There were four regular meetings and one Special Meeting of the Board held during the fiscal year ended December 31, 2007. Each Director attended at least 75% of the aggregate number of meetings of the Board and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Board for the fiscal year ended December 31, 2007 were $108,000.

The table below sets forth the dollar range of equity securities beneficially owned as of November 21, 2008 by each Director Nominee in the Funds, and, on an aggregate basis, in any registered investment companies overseen by the Director in the “family of investment funds” that includes the Funds.

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
INTERESTED DIRECTOR NOMINEES

James W. Stratton		Over $100,000
SMCF SMDS SSCV	Over $100,000 Over $100,000 Over $100,000

Bernard A. Francis, Jr.[2]		$50,001-$100,000
SMCF SMDS SSCV	$10,001-$50,000 $1-$10,000 $10,001-$50,000

DISINTERESTED DIRECTOR NOMINEES

John J. Lombard, Jr.		Over $100,000
SMCF SMDS SSCV	Over $100,000 $1-$10,000 Over $100,000

Lois Rothenberger[3]		$1-$10,000
SMCF SMDS SSCV	$1-$10,000 None None

Frank Thomas		None
SMCF SMDS SSCV	None None None

H. Drake Williams, Jr.		$10,001-$50,000
SMCF SMDS SSCV	$1-$10,000 None $10,001-$50,000

Joel H. Wilson		Over $100,000
SMCF SMDS SSCV	Over $100,000 $1-$10,000 Over $100,000

Harold L. Zuber, Jr.		$50,001-$100,000
SMCF SMDS SSCV	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000

See notes to table on next page.

[1]

Securities beneficially owned as defined under the Securities Exchange Act of 1934 include direct and/or indirect ownership of securities where the Director’s economic interest is tied to the securities, employment ownership and securities when the Director can exert voting power and when the Director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, and over $100,000.

[2]	Mr. Francis did not serve on the Board of Directors until June 11, 2008.
[3]	Ms. Rothenberger did not serve on the Board of Directors until April 1, 2008.

As of the Record Date, none of the Disinterested Directors or their immediate family members (spouse or dependent children) owned beneficially, or of record, any securities in the Funds’ Advisor or principal underwriter, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

EACH OF THE NOMINEES PRESENTED IN PROPOSAL NO. 1.

PROPOSAL 2

OTHER BUSINESS

The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

OTHER INFORMATION

Telephone and Internet Voting Instructions

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the telephone within the U.S. and Canada:

•	Call the toll free number provided on your proxy card at any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.

To vote using the Internet:

•	Follow the instructions printed on your proxy card.

Control Persons and Principal Holders of Securities

To the knowledge of the Funds, as of the Record Date, beneficial ownership in the Funds by the Directors and officers was as provided below. Holdings of any Fund of less than 1% of the Fund’s outstanding shares on the Record Date for each Director and officer are indicated with an asterisk (*). Unless otherwise indicated, the address of each Director Nominee and officer for purposes of business relating to the Funds is c/o Stratton Management Company, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050.

Title of Class	Name	Position(s) with the Funds	Amount and Nature of Shares Owned	Percent Owned
SMCF *= Holdings of less than 1% of all shares outstanding on the Record Date.

	James W. Stratton	Chairman, Chief Executive Officer and Director	298,954.044; beneficial, familial and foundation ownership	9.7645%

	Bernard A. Francis, Jr.	Director	*	*

	John J. Lombard, Jr.	Director	*	*

	Lois Rothenberger	Director	*	*

	Frank Thomas	Director	*	*

	H. Drake Williams, Jr.	Director	*	*

	Joel H. Wilson	Director	*	*

	Harold L. Zuber, Jr.	Director Nominee	*	*

	John A. Affleck, CFA	President of Stratton Multi-Cap Fund, Inc. and Vice President of Stratton Monthly Dividend REIT Shares, Inc. and The Stratton Funds, Inc.	*	*

Title of Class	Name	Position(s) with the Funds	Amount and Nature of Shares Owned	Percent Owned
	James A. Beers	Chief Financial Officer of the Funds, President of Stratton Monthly Dividend REIT Shares, Inc. and Vice President of Stratton Multi-Cap Fund, Inc. and The Stratton Funds, Inc.	*	*

	Gerald M. Van Horn, CFA	President of The Stratton Funds, Inc.	*	*

	Joanne E. Kuzma	Chief Compliance Officer and Vice President of the Funds	*	*

	Patricia L. Sloan	Secretary and Treasurer of the Funds	*	*

Total of all Directors’ and officers’ holdings for SMCF:			343,621.252	11.2234%

SMDS *= Holdings of less than 1% of all shares outstanding on the Record Date.

	James W. Stratton	Chairman, Chief Executive Officer and Director	97,071.090; beneficial, familial and foundation ownership	2.5760%

	Bernard A. Francis, Jr.	Director	*	*

	John J. Lombard, Jr.	Director	*	*

	Lois Rothenberger	Director	*	*

	Frank Thomas	Director	*	*

	H. Drake Williams, Jr.	Director	*	*

	Joel H. Wilson	Director	*	*

	Harold L. Zuber, Jr.	Director Nominee	*	*

	John A. Affleck, CFA	President of Stratton Multi-Cap Fund, Inc. and Vice President of Stratton Monthly Dividend REIT Shares, Inc. and The Stratton Funds, Inc.	*	*

	James A. Beers	Chief Financial Officer of the Funds, President of Stratton Monthly Dividend REIT Shares, Inc. and Vice President of Stratton Multi-Cap Fund, Inc. and The Stratton Funds, Inc.	*	*

	Gerald M. Van Horn, CFA	President of The Stratton Funds, Inc.	*	*

Title of Class	Name	Position(s) with the Funds	Amount and Nature of Shares Owned	Percent Owned
	Joanne E. Kuzma	Chief Compliance Officer and Vice President of the Funds	*	*

	Patricia L. Sloan	Secretary and Treasurer of the Funds	*	*

Total of all Directors’ and officers’ holdings for SMDS:			100,337.654	2.7965%

SSCV *= Holdings of less than 1% of all shares outstanding on the Record Date.

	James W. Stratton	Chairman, Chief Executive Officer and Director	221,746.256; beneficial, familial and foundation ownership	1.2463%

	Bernard A. Francis, Jr.	Director	*	*

	John J. Lombard, Jr.	Director	*	*

	Lois Rothenberger	Director	*	*

	Frank Thomas	Director	*	*

	H. Drake Williams, Jr.	Director	*	*

	Joel H. Wilson	Director	*	*

	Harold L. Zuber, Jr.	Director Nominee	*	*

	John A. Affleck, CFA	President of Stratton Multi-Cap Fund, Inc. and Vice President of Stratton Monthly Dividend REIT Shares, Inc. and The Stratton Funds, Inc.	*	*

	James A. Beers	Chief Financial Officer of the Funds, President of Stratton Monthly Dividend REIT Shares, Inc. and Vice President of Stratton Multi-Cap Fund, Inc. and The Stratton Funds, Inc.	*	*

	Gerald M. Van Horn, CFA	President of The Stratton Funds, Inc.	*	*

	Joanne E. Kuzma	Chief Compliance Officer and Vice President of the Funds	*	*

	Patricia L. Sloan	Secretary and Treasurer of the Funds	*	*

Total of all Directors’ and officers’ holdings for SSCV:			230,130.974	1.2934%

As of the Record Date, the following shareholders held beneficially 5% or more of the outstanding shares of one or more of the Funds as indicated below. An investor who beneficially holds, directly or indirectly, more than 25% of the interests of a Fund is presumed to “control” (as defined in the 1940 Act) that Fund.

Fund	Name and Address	Amount of Shares Owned	Percent Owned
SMCF	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	577,025.007	18.8612%

SMCF	National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281	405,485.502	13.2541%

SMCF	Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	166,805.864	5.4524%

SMDS	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	402,916.471	10.6690%

SMDS	National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281	335,409.321	8.8815%

SSCV	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	4,210,740.931	23.6642%

SSCV	National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281	4,189,101.353	23.5426%

SSCV	Prudential Investment Management Services 100 Mulberry Street Newark, NJ 07102	1,262,075.081	7.0928%

Expenses

The Funds will pay the expenses incurred in connection with the Special Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Solicitation of Proxies

Solicitation will be primarily by mail and telephone. Officers of the Funds or regular employees of the Advisor may also solicit without compensation by telephone or personal contact. Solicitation may also be made by PFPC Proxy Services, a paid proxy solicitation firm, at an estimated cost of $14,000, which will be paid by the Funds. Additionally, the Funds will bear certain other expenses related to the preparation and dissemination of this proxy statement. Such expenses are estimated to be $105, 000.

Advisor

Stratton Management Company is the Funds’ investment advisor, with principal offices at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050. On April 30, 2008, Susquehanna Bancshares, Inc. (“Susquehanna”) acquired all the outstanding stock of Stratton Holding Company (“SHC”), which was, at the time, the parent company of the Advisor. Prior to April 30, 2008, James W. Stratton held all the voting stock of SHC and was considered to control SHC and the Advisor within the meaning of the 1940 Act. Susquehanna is a publicly owned financial services holding company with headquarters in Lititz, Pennsylvania that operates primarily in central and eastern Pennsylvania, southern New Jersey and Maryland.

Administrator

PNC Global Investment Servicing (formerly PFPC Inc.) serves as administrator of the Funds (the “Administrator”). The Administrator provides administrative support services necessary for the operation of the Funds. The Administrator’s main office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.

Principal Underwriter

PFPC Distributors, Inc. serves as the principal underwriter to the Funds. The business address for PFPC Distributors, Inc. is 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103-2108, serves as the independent registered public accounting firm to the Funds.

Officers of the Funds

The address for the officers of the Funds is c/o Stratton Management Company, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050.

The following table provides information about the executive officers of the Funds. Each officer is elected annually and serves until his/her successor is appointed and qualified or until their earlier resignation or removal. Officers of the Funds are not compensated by the Funds since they are officers or employees of the Advisor or its affiliates.

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James W. Stratton[2], [3] (71) Chairman, Chief Executive Officer and Director of the Funds	SMCF 1972 SMDS 1980 The Stratton Funds, Inc. 1993	Mr. Stratton is Chief Investment Officer and a Director of the investment advisor, Stratton Management Company.

John A. Affleck, CFA (61) President of Stratton Multi-Cap Fund, Inc. and Vice President of Stratton Monthly Dividend REIT Shares, Inc. and The Stratton Funds, Inc.	SMCF 2000 SMDS 2000 The Stratton Funds, Inc. 1993	Mr. Affleck is President and a Director of the investment advisor, Stratton Management Company.

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. Beers[4] (44) Chief Financial Officer of the Funds, President of Stratton Monthly Dividend REIT Shares, Inc. and Vice President of Stratton Multi-Cap Fund, Inc. and The Stratton Funds, Inc.	SMCF 1997 SMDS 2001 The Stratton Funds, Inc. 1997	Mr. Beers is Chief Executive Officer and a Director of the investment advisor, Stratton Management Company.

Gerald M. Van Horn, CFA[5] (34) President of The Stratton Funds, Inc.	Since 2003	Mr. Van Horn is Senior Vice-President of the investment advisor, Stratton Management Company.

Joanne E. Kuzma (53) Chief Compliance Officer and Vice President of the Funds	Chief Compliance Officer Since 2004 Vice President of Compliance Since 1995	Ms. Kuzma is the Director of Trading and the Chief Compliance Officer of the investment advisor, Stratton Management Company.

Patricia L. Sloan (54) Secretary and Treasurer of the Funds	SMCF Sec. 1980 Treas. 1990 SMDS Sec. 1990 Treas. 1984 The Stratton Funds, Inc. 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.

[1]	Each officer is elected annually by the Directors and serves until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.
[2]	Mr. Stratton is an “interested person” of the Funds by reason of his positions with the Funds’ investment advisor, Stratton Management Company.
[3]	Mr. Stratton served as President of the Stratton Funds, Inc. until May 1, 2003.
[4]	Mr. Beers is related to Mr. Stratton by marriage.
[5]	Mr. Van Horn served as Vice President of The Stratton Funds, Inc. from August 1, 2000 until May 1, 2003 when he was elected President of The Stratton Funds, Inc.

Investor Proposals and Communications with Board

The Articles of Incorporation of each Fund do not require that an annual meeting of shareholders be held each year. The Funds do not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Any shareholder who wishes to submit a proposal to be considered at a future meeting must do so within a reasonable time before proxy materials are printed and mailed. While the Board has not adopted formal procedures for investor communications with the Board, investor communications can be directed to the Secretary of the Funds c/o Stratton Management Company, at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050.

Other Business

The Board knows of no business other than that specifically mentioned in the Notice of Joint Special Meeting of Shareholders that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

PROXY CARD	PROXY CARD

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

CALL: To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.

LOG-ON: Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

STRATTON MULTI-CAP FUND, INC. (the “Fund”)

JOINT SPECIAL MEETING OF SHAREHOLDERS – January 15, 2009

This proxy card is solicited on behalf of the Board of Directors of the Fund for the Joint Special

Meeting of Shareholders to be held on January 15, 2009 (the “Special Meeting”).

The undersigned hereby appoints James A. Beers and Michelle A. Whalen as proxies, each with the power to appoint his or her substitute and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting to be held at 8:00 a.m., Eastern Time, on January 15, 2009 at the offices of the Fund’s investment advisor, Stratton Management Company, at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050 and at any adjournment thereof, in the manner directed on the reverse with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the proxies’ discretion with respect to such other matters that properly come before the meeting or any adjournment thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE WITH RESPECT TO THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED “FOR” THE PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date:__________________________ ,____________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

IF THE PROXY IS SIGNED, SUBMITTED AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES.

PLEASE MARK BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]

1.     Election of Directors

(01) Bernard A. Francis, Jr.

(02) John J. Lombard, Jr.

(03) Lois Rothenberger

(04) James W. Stratton

(05) Frank Thomas

(06) H. Drake Williams, Jr.

(07) Joel H. Wilson

(08) Harold L. Zuber, Jr.

	FOR all nominees listed (except as noted on the line at left)	WITHHOLD AUTHORITY to vote for all nominees
	☐	☐

_____________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING (___ PERSON(S) WILL ATTEND).

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.